UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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LYRIS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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SUPPLEMENT NO. 1 TO PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 22, 2015

LYRIS, INC.
6401 Hollis Street, Suite 125
Emeryville, CA 94608
(800) 768-2929

The following information relates to the proxy statement, or the Proxy Statement, relating to a special meeting of stockholders, or the Special Meeting, of Lyris, Inc., or Lyris, scheduled to be held on June 22, 2015 to consider, among other things, a proposal to adopt the Agreement and Plan of Merger, dated as of May 4, 2015, by and between Lyris and LY Acquisition Corp., which we refer to as Buyer, pursuant to which Buyer will merge with and into Lyris, with Lyris continuing as the surviving corporation, which we refer to as the Merger. Upon the consummation of the Merger, Lyris will become a subsidiary of Aurea Software, Inc. All capitalized terms used in this supplement to the Proxy Statement and not otherwise defined herein have the meaning ascribed to them in the Proxy Statement

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The purpose of this supplement to the proxy statement is to update the section in the Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management” on pages 78 and 79 of the Proxy Statement to reflect the inclusion of an additional beneficial owner of 5% or more of our common stock as of March 31, 2015. Other than the updated information below, the Proxy Statement remains unchanged.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock (as of March 31, 2015, unless otherwise indicated) for the following:

•	each person (or group of affiliated persons) who is known by us to beneficially own 5% or more of the outstanding shares of our Common Stock;

•	each of our non-employee directors;

•	each of our named executive officers; and

•	all directors, director nominees and current executive officers of Lyris as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2015 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person. For additional information regarding the beneficial ownership of the persons and entities named in the table below, please refer to their public filings on Forms 3, 4 and 5 or Schedules 13D and 13G, as applicable.

As of March 31, 2015, there were 9,568,613 shares of our Common Stock outstanding, not including 2,000,000 shares issuable upon conversion of our Series A Preferred Stock into shares of our Common Stock.

Beneficial Owner(a)	Number of Shares	Percent of Total
5% Stockholders
LDN Stuyvie Partnership(b)	2,830,208	24.5%
Lyr, Ltd.(c)	2,000,000	17.3%
65 BR Trust(d)	1,497,435	12.9%
James A. Urry(e)	670,707	5.8%
William T. Comfort III(f)	7,498,849	64.8%
Nathalie P. Comfort(g)	631,736	5.5%
Directors and Named Executive Officers
William T. Comfort III(f)	7,498,849	64.8%
Deborah Eudaley(h)	257,632	2.2%
John Philpin(i)	170,687	1.5%
Andrew Richard Blair(j)	66,817	*
Alex Lustberg(k)	82,761	*
Paul Hoffman(l)	18,750	*
Nicolas De Santis Cuadra(m)	8,064	*
David Wang	—	—
Roy Camblin(n)	—	—
All current executive officers and directors as a group (8 persons)(o)	8,103,560	64.8%

*	Represents beneficial ownership of less than 1%.

(a)	Inclusion of information concerning shares held by or for their spouses or children or by entities in which a person has an interest does not constitute an admission of beneficial ownership by such person. Unless otherwise indicated, the address of each director and officer is 6401 Hollis St., Suite 125, Emeryville, CA 94608.

(b)	Consists of 2,830,208 shares of Common Stock. LDN Stuyvie Partnership is a limited partnership, the sole general partner of which is William T. Comfort III, the Chairman of our Board of Directors. The address of LDN Stuyvie Partnership is 127-131 Sloane St., 4th Floor, Liscartan House, SWIX 9AS, London, UK.

(c)	Consists of 2,000,000 shares of Common Stock issuable upon conversion of Preferred Stock held by Lyr, Ltd., a Bermuda corporation of which Mr. Comfort is Chairman with voting and dispositive power over the shares held by Lyr, Ltd. Mr. Comfort disclaims beneficial ownership of all shares held by Lyr, Ltd.

(d)	Consists of 1,497,435 shares of Common Stock. 65 BR Trust is a US trust of which Mr. Comfort is an investment advisor with voting and dispositive power over the shares held by the trust. The address of 65 BR Trust is P.O. Box 242, Locust Valley, NY 11560. Mr. Comfort disclaims beneficial ownership of all 1,497,435 shares held by the trust.

(e)	Consists of 670,707 shares of Common Stock. The shares reported do not include the 2,830,208 shares of Common Stock beneficially owned by LDN Stuyvie Partnership, of which Mr. Urry’s spouse is a partner. Mr. Urry’s spouse has no voting or dispositive power over the shares beneficially owned by LDN Stuyvie Partnership, and Mr. Urry disclaims beneficial ownership of such shares.

(f)	Includes (i) shares of Common Stock held by LDN Stuyvie Partnership, of which Mr. Comfort is sole general partner, (ii) shares of Common Stock held by 65 BR Trust, of which Mr. Comfort is an investment advisor and (iii) shares of Common Stock held by Lyr, Ltd. of which Mr. Comfort is Chairman. Mr. Comfort disclaims beneficial ownership of all shares held by 65 BR Trust and Lyr, Ltd.

(g)	Includes (i) 265,265 shares of Common Stock held by NPC Partnership, of which Mrs. Comfort is the managing general partner (ii) 339,805 shares of Common Stock held by UBN, LLC, of which Mrs. Comfort is the sole manager and (iii) 26,266 shares of Common Stock held by STL Charitable Trust, of which Mrs. Comfort is a co-trustee. Pursuant to the Partnership Agreement of NPC Partnership, Mrs. Comfort has sole voting and dispositive power over the 265,265 shares held by NPC Partnership. Pursuant to the Operating Agreement of UBN, LLC, Mrs. Comfort has sole voting and dispositive power over the shares held by UBN, LLC. Pursuant to the STL Charitable Trust Agreement dated June 12, 1989, as amended, Mrs. Comfort, as a co-trustee, shares voting and dispositive power over the shares held by STL Charitable Trust.

(h)	Includes (i) 192,228 shares of Common Stock subject to options exercisable within 60 days of March 31, 2015 and (ii) 43,467 shares of Common Stock held by Ms. Eudaley’s spouse. Ms. Eudaley disclaims beneficial ownership of all shares held by her spouse.

(i)	Consists of 170,687 shares of Common Stock subject to options exercisable within 60 days of March 31, 2015.

(j)	Includes (i) 55,004 shares of Common Stock owned by Mr. Blair and his wife, (ii) 4,000 shares of Common Stock owned by the Freimark, Blair & Co. pension fund and (iii) 7,813 shares of Common Stock owned by the Blair Family Trust. Mr. Blair disclaims beneficial ownership of 1,840 of the shares owned by the Freimark, Blair & Co. pension fund and all shares owned by the Blair Family Trust.

(k)	Consists of 82,761 shares of Common Stock subject to options exercisable within 60 days of March 31, 2015.

(l)	Consists of 18,750 shares of Common Stock subject to options exercisable within 60 days of March 31, 2015.

(m)	Consists of 8,064 shares of Common Stock.

(n)	Mr. Camblin resigned from Lyris on October 7, 2013 and his options were cancelled.

(o)	Includes 464,426 shares issuable upon exercise of stock options and 2,000,000 shares issuable upon conversion of Preferred Stock into Common Stock.

This Supplement and the Proxy Statement for the Special Meeting to be held on June 22, 2015 are available at www.lyris.com.